Exhibit 99

Stem Appoints New Chief Financial Officer

Brian Musfeldt named Chief Financial Officer

as Stem continues growth trajectory following strategic realignment

HOUSTON, July 2, 2025 – Stem, Inc. (NYSE: STEM), a global leader in artificial intelligence (AI)-driven clean energy software and services, today announced that Brian Musfeldt has been appointed Chief Financial Officer (CFO), effective July 17, 2025. Musfeldt succeeds Doran Hole, who is stepping down as CFO and EVP, effective July 17, 2025, to pursue other interests. Musfeldt returns to Stem after having served as CFO of AlsoEnergy from 2017 to 2023 and was instrumental in Also Energy’s sale to Stem in 2022.

In order to promote an orderly transition, Hole will continue to support the Company in an advisory capacity until July 31, 2025.

Musfeldt brings extensive experience to Stem at a pivotal time as the Company continues its growth trajectory following its strategic realignment of business units, software offerings and professional services. He has nearly 30 years of finance and management experience, providing leadership in strategy and operational efficiency in the clean technology and energy industries. From 2023 to 2025, he served as CFO of ikeGPS, a platform technology company supporting above ground grid resiliency and capacity expansion for utilities, where he led its financial strategy through increasingly stringent requirements for utility grid compliance. Musfeldt also served as CFO at MST Global Inc, an industrial network and software provider for mining and other critical infrastructure companies, from 2011 to 2015. Musfeldt began his career as a certified public accountant, with six years at KPMG / Arthur Anderson as an audit manager focused on the high-tech and manufacturing sectors. He earned his MBA from Colorado State University in 2012.

“We’re pleased to welcome Brian to our leadership team as we continue to evolve our business and focus on growing software services revenue, innovating impactful technology and driving profitable growth,” said Arun Narayanan, Chief Executive Officer of Stem. “Brian’s experience, including previously serving as one of the leaders of part of Stem’s business, is in complete alignment with the strategic direction I have charted for the Company. I look forward Brian’s support in the next phase of Stem’s development. He is adept at developing and leading teams to deliver high quality results and his deep firsthand knowledge of our Company’s journey and the PowerTrackTM product suite will be critical to our goal of increasing our software and services revenue. I am excited to collaborate with him as we continue to grow in the near- and long-term.”

“I am a strong believer in Stem’s innovative solutions and have seen firsthand the value that they can deliver to the market,” said Musfeldt. “This is a full-circle moment for me to return to this tremendous team, and I look forward to helping Stem further mature into a financially and operationally efficient company unlocking the full potential of clean energy assets and portfolios.”

Narayanan continued, “On behalf of our Board and management team, I would like to thank Doran for his contributions to Stem over the last year and wish him the best in his future endeavors. Doran was an integral part of the core team that helped Stem navigate a new strategic direction and was a very key player in building relationships with our stockholders and analysts.”

About Stem

Stem (NYSE: STEM) is a global leader in AI-enabled software and services that enable its customers to plan, deploy, and operate clean energy assets. The company offers a complete set of solutions that transform how solar and energy storage projects are developed, built, and operated, including an integrated suite of software and edge products, and full lifecycle services from a team of leading experts. More than 16,000 global customers rely on Stem to maximize the value of their clean energy projects and portfolios. Learn more at stem.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release, as well as other statements we make, contains “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts. Such statements often contain words such as “expect,” “may,” “can,” “believe,” “predict,” “plan,” “potential,” “projected,” “projections,” “forecast,” “estimate,” “intend,” “anticipate,” “ambition,” “goal,” “target,” “think,” “should,” “could,” “would,” “will,” “hope,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements about our financial and operating performance, guidance, outlook, targets and other forecasts or expectations regarding, or dependent on, our business outlook and strategy; our expectations around our new software and services-centric strategy; our ability to secure sufficient and timely inventory from suppliers; our ability to manage manufacturing or delivery delays; our ability to manage our supply chain and distribution channels; our joint ventures, partnerships and other alliances; forecasts or expectations regarding energy transition and global climate change; reduction of greenhouse gas (“GHG”) emissions; the integration and optimization of energy resources; our business strategies and those of our customers; our ability to retain or upgrade current customers, further penetrate existing markets or expand into new markets; the effects of natural disasters and other events beyond our control; the direct or indirect effects on our business of macroeconomic factors and geopolitical instability, such as the armed conflicts between Russia and Ukraine and in the Gaza Strip and nearby areas; the expected benefits of the Inflation Reduction Act of 2022 on our business; and our future results of operations, including revenue, adjusted EBITDA and the other metrics presented here. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements, including but not limited to our inability to execute on, and achieve the expected benefits from, our operational and strategic initiatives; including from our cost reduction and restructuring efforts; our inability to successfully execute on our new software and services-centric strategy; uncertainty around the status of the Inflation Reduction Act of 2022; our inability to secure sufficient and timely inventory from our suppliers, as well as contracted quantities of equipment; our inability to meet contracted customer demand; supply chain interruptions, manufacturing or delivery delays and increased supply chain costs, including as a results of trade policies; disruptions in sales, production, service or other business activities; general macroeconomic and business conditions in key regions of the world, including inflationary pressures, general economic slowdown or a recession, high interest rates, changes in monetary policy, changes in trade policies, including tariffs or other trade restrictions or the threat of such actions, and instability in financial institutions; the direct and indirect effects of widespread health emergencies on our workforce, operations, financial results and cash flows; geopolitical instability, such as the armed conflicts between Russia and Ukraine and in the Gaza Strip and nearby areas; the results of operations and financial condition of our customers and suppliers; pricing pressures; severe weather and seasonal factors; our inability to continue to grow and manage our growth effectively; our inability to attract and retain qualified employees and key personnel; our inability to comply with, and the effect on our business of, evolving legal standards and regulations, including those concerning data protection, consumer privacy, sustainability, and evolving labor standards; risks relating to the development and performance of our energy storage systems and software-enabled services;

our inability to retain or upgrade current customers, further penetrate existing markets or expand into new markets; the risk that our business, financial condition and results of operations may be adversely affected by other political, economic, business and competitive factors; and other risks and uncertainties discussed in this release and in our most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes, or the timing of these results or outcomes, may vary materially from those reflected in our forward-looking statements. Forward-looking statements and other statements in this release regarding our environmental, social, and other sustainability plans and goals are not an indication that these statements are necessarily material to the Company, investors, or other stakeholders, or required to be disclosed in our filings under U.S. securities laws or any other laws or requirements applicable to the Company. In addition, historical, current, and forward-looking environmental, social, and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Forward-looking statements in this press release are made as of the date of this release, and the Company disclaims any intention or obligation to update publicly or revise such forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

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Stem Investor Contacts

Erin Reed, Stem

Marc Silverberg, ICR

IR@stem.com

Stem Media Contact

Jessie Smiley, Stem

press@stem.com

Source: Stem, Inc.

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